Commitments	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments
11.	Commitments

The Company has entered into an operating lease for its corporate head office in Richmond, British Columbia at a cost of $3,000 per month through July 31, 2012.

The Company had operating leases on farm equipment and a vehicle as at December 31, 2011 but those leases were transferred to the purchaser of the Company's farming operations in Ontario in January 2012 and the Company has no further commitment on those leases.

The Company had commitments to agriculture land rentals for 2012 as at December 31, 2011 but those have subsequently been alleviated as the harvest of the ginseng crops on that land was completed in 2011.